UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE

INCOME TRUST

WESTERN ASSET

VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 81.2%
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.8%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	160,000		$162,800
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	670,000		686,080	(a)
Europcar Groupe SA	11.500%	5/15/17	100,000	EUR	126,256	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	401,634	(a)

Total Auto Components					1,376,770

Automobiles - 0.8%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	880,000		941,600
Escrow GCB General Motors	—	—	200,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	1,550,000		0	*(b)(c)(d)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	370,000		412,251
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	160,000		180,400	(a)

Total Automobiles					1,534,251

Diversified Consumer Services - 1.6%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	400,000	GBP	655,608	(a)
Realogy Corp., Senior Secured	7.625%	1/15/20	210,000		232,575	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000		223,650
ServiceMaster Co., Senior Notes	8.000%	2/15/20	420,000		447,300
ServiceMaster Co., Senior Notes	7.000%	8/15/20	170,000		175,100	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	510,000		555,900	(d)
Sotheby’s, Senior Notes	5.250%	10/1/22	520,000		526,500	(a)

Total Diversified Consumer Services					2,816,633

Hotels, Restaurants & Leisure - 4.9%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	390,000		406,575	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	383,679		340,068	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	620,000		654,100
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	190,000		194,750	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000		240,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	220,000		193,050
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	450,000		486,000
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		492,750	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	410,000		417,175	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		206,800	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		422,175	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	592,825
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	265,000		497	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		339,475	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	420,000		445,200	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	261,973	(g)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	35,000		39,550
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	500,000		460,000	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	950,000		1,056,875
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000		370,400

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - continued
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	50,000		$55,438
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	115,000		122,762	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		658,350
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	235,000		233,825	(a)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	75,000		0	(b)(c)(d)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	170,000		180,625	(a)

Total Hotels, Restaurants & Leisure					8,871,988

Household Durables - 0.1%
Ryland Group Inc., Senior Notes	5.375%	10/1/22	190,000		190,950

Internet & Catalog Retail - 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	430,000		460,100

Media - 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		183,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		431,300
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	430,000		482,138
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	500,000		548,750
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	760,000		817,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	300,000		294,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	40,000		38,600
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	650,000		719,875	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		32,625
DISH DBS Corp., Senior Notes	7.875%	9/1/19	180,000		210,150
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	190,000		208,050
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	430,000		457,950
Kabel Deutschland Holding AG, Senior Subordinated Secured Notes	6.500%	7/31/17	400,000	EUR	548,716	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	500,000		472,500	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,020,000		935,850	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	240,000		279,900
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	590,000		589,263	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		179,550	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	250,000	EUR	335,719	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	149,000	EUR	122,542	(a)(f)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	75,000	EUR	99,029	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	750,000		753,750	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	270,000		298,350	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	400,000	EUR	566,707	(a)

Total Media					9,605,914

Multiline Retail - 0.7%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	220,000		199,650	(a)
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	120,000		115,800
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	526,164	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	425,000		418,625

Total Multiline Retail					1,260,239

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 0.4%
Edcon Proprietary Ltd., Senior Notes	3.502%	6/15/14	315,000	EUR	$378,479	(a)(g)
Gymboree Corp., Senior Notes	9.125%	12/1/18	390,000		372,938

Total Specialty Retail					751,417

Textiles, Apparel & Luxury Goods - 0.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	720,913	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		212,500	(a)

Total Textiles, Apparel & Luxury Goods					933,413

TOTAL CONSUMER DISCRETIONARY					27,801,675

CONSUMER STAPLES - 1.7%
Food & Staples Retailing - 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	100,000		102,000
Post Holdings Inc., Senior Notes	7.375%	2/15/22	540,000		576,450	(a)

Total Food & Staples Retailing					678,450

Food Products - 0.5%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	300,000	GBP	517,139	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	190,000		200,450	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	340,000		294,950	(a)

Total Food Products					1,012,539

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000		402,154	(a)
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	120,000		134,400

Total Personal Products					536,554

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	820,000		852,800

TOTAL CONSUMER STAPLES					3,080,343

ENERGY - 14.2%
Energy Equipment & Services - 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	210,000		225,750
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000		468,000	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000		164,106	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	390,000		397,800
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000		91,350	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	400,000		427,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	320,000		346,400
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	210,000		225,225	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	440,000		488,400
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	500,000		555,000

Total Energy Equipment & Services					3,389,031

Oil, Gas & Consumable Fuels - 12.3%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	270,000		228,150
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000		163,200	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	470,000		502,900
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	20,000		21,150
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	330,000		356,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000		216,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	230,000		248,975	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	270,000		276,075
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	760,000		820,800

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	500,000	$531,250
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	410,000	395,650	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	40,000	42,900	(a)
Concho Resources Inc., Senior Notes	7.000%	1/15/21	390,000	438,750
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000	52,188
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	260,000	273,650
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	846,862	626,678	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	370,000	396,594
Ecopetrol SA, Senior Notes	7.625%	7/23/19	580,000	745,300
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	290,000	330,600
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	330,000	337,425	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	290,000	272,600
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	520,000	533,000	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	190,000	197,837	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	520,000	577,200	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	660,000	700,425	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000	286,230	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	530,000	638,772	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	160,000	164,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	310,000	337,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	380,000	409,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	130,000	140,400
MEG Energy Corp., Senior Notes	6.500%	3/15/21	350,000	376,250	(a)
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Senior Notes	10.750%	10/1/20	360,000	377,100	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	520,000	371,800
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	469,520	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	935,000	626,450
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000	460,200	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	79,000	73,075	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	68,000	62,900	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	100,000	107,000
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000	414,400	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	60,000	65,550
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	220,000	222,750
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	265,000	296,800
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	300,000	306,000
QEP Resources Inc., Senior Notes	5.375%	10/1/22	240,000	249,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	70,000	71,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,360,000	1,380,400
Range Resources Corp., Senior Notes	5.000%	8/15/22	90,000	95,063
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	167,250
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	100,000	108,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	32,175
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	100,000	107,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	280,000	283,850

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Samson Investment Co., Senior Notes	9.750%	2/15/20	950,000		$979,687	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	480,000		495,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	250,000		266,250	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	305,000		321,775
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	340,000		349,350	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	220,000		255,310	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000		595,350	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	150,000		182,250	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	300,000		292,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		517,450	(a)

Total Oil, Gas & Consumable Fuels					22,241,979

TOTAL ENERGY					25,631,010

FINANCIALS - 7.6%
Capital Markets - 0.6%
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	980,000		1,026,429

Commercial Banks - 2.5%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	600,000		782,763	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		293,250	(a)(g)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	672,402	(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	600,000		588,394	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000		118,910	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	860,000		842,800	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	30,000		30,909
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	690,000		712,891	(a)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	190,000		201,577	(g)(h)
Societe Generale SA, Junior Subordinated Bonds	1.211%	4/5/17	700,000		382,746	(a)(g)(h)

Total Commercial Banks					4,626,642

Consumer Finance - 0.3%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	300,000		307,846
Ally Financial Inc., Senior Notes	8.000%	3/15/20	190,000		223,250

Total Consumer Finance					531,096

Diversified Financial Services - 3.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	230,000		266,226
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	934,000		1,050,750
Boats Investments (Netherlands) BV, Secured Notes	7.722%	12/15/15	833,758	EUR	337,498	(e)(g)
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	683,868	(g)(h)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	360,000		411,300
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	240,000		284,400
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,552,000
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	120,000		121,800	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	360,000		368,100	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	430,000		470,850	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		532,500	(a)(g)

Total Diversified Financial Services					6,079,292

Insurance - 0.7%
ELM BV	5.252%	5/25/16	500,000	EUR	609,975	(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Insurance - continued
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	370,000		$341,886	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	260,000		283,400	(a)

Total Insurance					1,235,261

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	230,000		246,100

TOTAL FINANCIALS					13,744,820

HEALTH CARE - 4.3%
Health Care Equipment & Supplies - 0.4%
Hologic Inc., Senior Notes	6.250%	8/1/20	240,000		255,600	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	250,000	EUR	311,624	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	149,580	(a)

Total Health Care Equipment & Supplies					716,804

Health Care Providers & Services - 3.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	380,000		447,450
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	250,000		265,000
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	120,000		140,775
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	190,000		209,475
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	290,000		309,756
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,375,000		1,285,625
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	180,000		187,200
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	280,000		277,900	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	280,000		292,600
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	430,000		461,175	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	230,000		260,475
HCA Inc., Senior Secured Notes	6.500%	2/15/20	320,000		356,800
HCA Inc., Senior Secured Notes	7.250%	9/15/20	130,000		146,250
INC Research LLC, Senior Notes	11.500%	7/15/19	210,000		212,100	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	130,000		133,900	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	300,000		340,500

Total Health Care Providers & Services					5,326,981

Pharmaceuticals - 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	407,000	EUR	574,009	(a)
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	200,000		202,000	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	200,000	EUR	280,784	(g)(h)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	340,000		347,650	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	190,000		194,750	(a)

Total Pharmaceuticals					1,599,193

TOTAL HEALTH CARE					7,642,978

INDUSTRIALS - 11.3%
Aerospace & Defense - 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	280,000		296,800
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,040,000		1,128,400
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	675,000		732,375	(a)

Total Aerospace & Defense					2,157,575

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - 1.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	214,739		$219,302	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	500,000	GBP	870,377
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	566,419		606,805
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	140,449		148,876
Continental Airlines Inc., Secured Notes	6.250%	4/11/20	240,000		248,400
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	85,348		94,309
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	80,000		84,200	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	80,000		82,200	(a)

Total Airlines					2,354,469

Building Products - 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	401,400		387,351	(a)(c)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	490,000		537,775	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	180,000		196,200	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		178,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	330,222	(a)

Total Building Products					1,629,548

Commercial Services & Supplies - 2.1%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	740,000		621,600	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	620,000		654,100
Geo Group Inc., Senior Notes	7.750%	10/15/17	120,000		129,900
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		281,875	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	840,000		877,800
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	60,000		66,150
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	520,000		556,400	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	160,000		171,200	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	280,000		312,900

Total Commercial Services & Supplies					3,671,925

Construction & Engineering - 0.7%
Odebrecht Finance Ltd.	6.000%	4/5/23	200,000		223,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	650,000		724,750	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	340,000		333,200	(d)

Total Construction & Engineering					1,280,950

Electrical Equipment - 0.7%
General Cable Corp., Senior Notes	5.750%	10/1/22	240,000		244,800	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		340,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	480,000		484,800	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	190,000	EUR	252,400	(a)

Total Electrical Equipment					1,322,000

Machinery - 0.8%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	600,000		645,000	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		425,100	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	310,000		333,250	(a)

Total Machinery					1,403,350

Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	388,500		372,960	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	439,000		439,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	580,000		$555,350

Total Marine					1,367,310

Professional Services - 0.2%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	250,000	EUR	336,683	(a)

Road & Rail - 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,200,000		1,080,000	(e)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	132,360	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	737,000		770,165	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	204,000		228,990

Total Road & Rail					2,211,515

Trading Companies & Distributors - 0.7%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	460,000		484,725	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	460,000		479,550	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	200,000		219,500	(a)

Total Trading Companies & Distributors					1,183,775

Transportation - 0.7%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		105,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	522,373	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	190,000		188,100	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	480,000		502,800	(a)

Total Transportation					1,319,023

TOTAL INDUSTRIALS					20,238,123

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment, Instruments & Components - 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	550,000		635,250	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	198,781	(a)

Total Electronic Equipment, Instruments & Components					834,031

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	300,000		329,250

IT Services - 0.6%
First Data Corp., Senior Notes	10.550%	9/24/15	510,000		524,663
First Data Corp., Senior Notes	11.250%	3/31/16	60,000		58,500
First Data Corp., Senior Secured Notes	6.750%	11/1/20	610,000		609,237	(a)

Total IT Services					1,192,400

Software - 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	200,000		197,000	(a)

TOTAL INFORMATION TECHNOLOGY					2,552,681

MATERIALS - 12.1%
Chemicals - 1.3%
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	202,875	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	225,000		240,188
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	700,000		801,500
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	225,000		257,063
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	170,000		170,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	240,000	EUR	289,907	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	300,000	EUR	362,384	(a)

Total Chemicals					2,323,917

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction Materials - 1.0%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	390,000		$404,625	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,400,000		1,407,000	(a)

Total Construction Materials					1,811,625

Containers & Packaging - 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	250,000		266,250	(a)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	498,760	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	390,000	EUR	534,998	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	430,000	EUR	556,716	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	550,000		563,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,000,000		1,001,250	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	440,000		457,600	(a)

Total Containers & Packaging					3,879,324

Metals & Mining - 5.8%
China Oriental Group Co., Ltd.	7.000%	11/17/17	400,000		348,000	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		205,675	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		201,345	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,164,150	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		418,163	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,260,000		1,260,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	250,000		244,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	200,000		195,000	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		410,640	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,140,000		701,100	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	280,000		211,400	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	430,000		427,850	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	250,000	EUR	325,680	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		164,305
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	700,000		498,750
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	340,000		342,125	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	700,000		718,375	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	180,000		199,800	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		69,612
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		240,350	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	530,000		507,475
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	670,000		701,825	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000		853,550	(a)

Total Metals & Mining					10,409,545

Paper & Forest Products - 1.9%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		1,078,175	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	441,000		443,205
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	430,000		451,164
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	320,000		350,400	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	390,000		420,225	(a)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	76,695	EUR	104,777	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	380,000		402,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Paper & Forest Products - continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	146,000		$113,150	(a)

Total Paper & Forest Products					3,363,896

TOTAL MATERIALS					21,788,307

TELECOMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 4.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	790,000		497,700	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	84,000		52,920	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	20,000		18,400
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	470,000		512,300	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		422,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	200,000		217,000
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	460,000		496,800	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	320,000		339,600
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	350,000		379,312
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000		825,300
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	350,000		386,750
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	350,000		358,313	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		110,623	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	250,000	EUR	361,420	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	530,000		579,025	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		211,000	(a)
West Corp., Senior Notes	8.625%	10/1/18	200,000		211,000
West Corp., Senior Notes	7.875%	1/15/19	290,000		300,150
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		303,050
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	540,000		511,650	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,114,275		885,849	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	860,000		903,000

Total Diversified Telecommunication Services					8,883,162

Wireless Telecommunication Services - 3.3%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	421,946	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	390,000		423,150
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	190,000		199,738
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	327,401	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	163,700	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,370,000		1,267,250
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	970,000		1,166,425	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	70,000		73,063
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	300,000		324,000
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,187,912	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		304,862	(a)

Total Wireless Telecommunication Services					5,859,447

TOTAL TELECOMMUNICATION SERVICES					14,742,609

UTILITIES - 5.0%
Electric Utilities - 2.0%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	258,263		298,294
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		130,200
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	605,623		641,960
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	305,498		278,003
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,890,000		2,041,200

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electric Utilities - continued
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	300,000	$236,250	(a)

Total Electric Utilities				3,625,907

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	85,172
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	250,000	268,750

Total Gas Utilities				353,922

Independent Power Producers & Energy Traders - 2.7%
AES Corp., Senior Notes	9.750%	4/15/16	150,000	180,000
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	340,000	362,950
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	560,000	621,600	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	240,000	270,715	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,900,000	2,028,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	10,000	10,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	285,000	322,050
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	530,000	543,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	520,000	540,800	(a)

Total Independent Power Producers & Energy Traders				4,880,015

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000	190,125	(a)

TOTAL UTILITIES				9,049,969

TOTAL CORPORATE BONDS & NOTES (Cost - $143,185,925)				146,272,515

COLLATERALIZED SENIOR LOANS - 2.9%
CONSUMER DISCRETIONARY - 1.2%
Diversified Consumer Services - 0.6%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	1,000,000	1,011,250	(i)

Hotels, Restaurants & Leisure - 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	860,000	860,000	(i)

Specialty Retail - 0.1%
Michaels Stores Inc., Term Loan B2	4.875 - 4.938%	7/29/16	236,092	238,368	(i)

TOTAL CONSUMER DISCRETIONARY				2,109,618

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	540,000	542,475	(i)

INDUSTRIALS - 0.5%
Airlines - 0.3%
DAE Aviation Holdings Inc., Tranche Term Loan B1	5.450%	7/31/14	496,818	496,818	(i)

Marine - 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	42,290	42,290	(c)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	74,458	74,458	(c)(j)

Total Marine				116,748

Road & Rail - 0.1%
Avis Budget Car Rental LLC, Term Loan B	6.250%	9/21/18	281,964	285,489	(i)

TOTAL INDUSTRIALS				899,055

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended Term Loan B	4.217%	3/23/18	212,079		$203,102	(i)

MATERIALS - 0.7%
Chemicals - 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	331,543	(i)

Containers & Packaging - 0.5%
Sealed Air Corp., Term Loan B	4.750%	10/3/18	980,000		987,787	(i)

TOTAL MATERIALS					1,319,330

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.728 - 4.938%	10/10/17	294,982		203,952	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $5,296,380)					5,277,532

CONVERTIBLE BONDS & NOTES - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc. (Cost - $111,754)	6.500%	6/30/29	130,000		107,656

SOVEREIGN BONDS - 11.8%
Argentina - 1.5%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,904,274		1,504,377
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,223,000		1,122,102

Total Argentina					2,626,479

Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	159,000	BRL	80,482
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,047,000	BRL	1,045,895
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	105,000	BRL	52,969

Total Brazil					1,179,346

India - 0.2%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	300,000		303,000	(a)(g)

Indonesia - 0.5%
Republic of Indonesia, Notes	5.250%	1/17/42	690,000		789,187	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	100,000		133,250	(a)

Total Indonesia					922,437

Mexico - 2.0%
Mexican Bonos, Bonds	6.500%	6/9/22	42,790,000	MXN	3,631,878

Peru - 0.5%
Republic of Peru, Bonds	7.840%	8/12/20	1,921,000	PEN	917,791

Philippines - 0.4%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	730,000		817,600

Russia - 0.1%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	65,000		95,368	(a)

Turkey - 2.6%
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,609,725
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,640,000		3,165,888

Total Turkey					4,775,613

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September, 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - 3.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,200,000	$3,848,250	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000	2,108,025	(a)

Total Venezuela				5,956,275

TOTAL SOVEREIGN BONDS (Cost - $19,531,535)				21,225,787

			SHARES
COMMON STOCKS - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			26,303	52,606	*(c)(d)

Media - 0.5%
Charter Communications Inc., Class A Shares			10,646	799,195	*
Cumulus Media Inc., Class A Shares			22,308	61,124	*

Total Media				860,319

TOTAL CONSUMER DISCRETIONARY				912,925

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			75,024,286	815,589	(c)(d)

INDUSTRIALS - 0.4%
Marine - 0.4%
DeepOcean Group Holding AS			19,935	361,823	(c)(d)
Horizon Lines Inc., Class A Shares			212,508	293,261	*

TOTAL INDUSTRIALS				655,084

TOTAL COMMON STOCKS (Cost - $2,151,261)				2,383,598

CONVERTIBLE PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Inc. (Cost - $128,029)	7.500%		1,400	135,772

PREFERRED STOCKS - 1.9%
FINANCIALS - 1.8%
Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%		93,800	2,355,318

Diversified Financial Services - 0.5%
Citigroup Capital XIII	7.875%		36,975	1,029,754

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		14,050	11,942	*(c)

TOTAL FINANCIALS				3,397,014

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		1,380	139,380	(a)(d)

TOTAL PREFERRED STOCKS (Cost - $3,815,054)				3,536,394

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	5,148,000	8,190

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	EXPIRATION DATE	NOTIONAL AMOUNT†	VALUE
PURCHASED OPTIONS - continued
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50	10/17/12	1,544,400	$2,457
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put @ $97.50	10/17/12	1,089,000	1,732

TOTAL PURCHASED OPTIONS (Cost - $92,882)			12,379

		WARRANTS
WARRANTS - 0.1%
Charter Communications Inc.	11/30/14	508	13,208	*(d)
Jack Cooper Holdings Corp.	12/15/17	627	47,025	*
Jack Cooper Holdings Corp.	5/6/18	309	23,175	*
Nortek Inc.	12/7/14	2,304	11,520	*(c)(d)
SemGroup Corp.	11/30/14	2,628	34,926	*(c)(d)

TOTAL WARRANTS (Cost - $47,286)			129,854

TOTAL INVESTMENTS - 99.4% (Cost - $174,360,106#)			179,081,487
Other Assets in Excess of Liabilities - 0.6%			1,050,753

TOTAL NET ASSETS - 100.0%			$180,132,240

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Value is less than $1.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	The coupon payment on these securities is currently in default as of September 30, 2012.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	5,148,000	$88,821
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	1,544,400	26,646
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	5,148,000	2,801
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	1,544,400	841
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	1,089,000	18,789

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	1,089,000	$593

TOTAL WRITTEN OPTIONS (Premiums received - $71,627)				$138,491

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (formerly known as Legg Mason Western Asset Variable Global High Yield Bond Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$144,749,869	$1,522,646	$146,272,515
Collateralized senior loans	—	5,277,532	—	5,277,532
Convertible bonds & notes	—	107,656	—	107,656
Sovereign bonds	—	21,225,787	—	21,225,787
Common stocks	$1,153,580	—	1,230,018	2,383,598
Convertible preferred stocks	135,772	—	—	135,772
Preferred stocks	3,397,014	139,380	—	3,536,394
Purchased options	—	12,379	—	12,379
Warrants	—	118,334	11,520	129,854

Total long-term investments	$4,686,366	$171,630,937	$2,764,184	$179,081,487

Other financial instruments:
Forward foreign currency contracts	—	$576	—	$576

Total	$4,686,366	$171,631,513	$2,764,184	$179,082,063

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$138,491	—	$138,491
Forward foreign currency contracts	—	510,933	—	510,933
Credit default swaps on credit indices - buy protection‡	—	83,635	—	83,635

Total	—	$733,059	—	$733,059

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$1,793,968	$680,000	$983,623	$138,000	$79,415	$3,675,006
Accrued premiums/discounts	6,556	—	—	—	—	6,556
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation
(depreciation)(1)	28,774	—	143,322	1,380	37,231	210,707
Purchases	390,155	—	103,073	—	—	493,228
Sales	(360,000)	(680,000)	—	—	—	(1,040,000)
Transfers into Level 3(2)	555,900	—	—	—	—	555,900
Transfers out of Level 3(3)	(892,707)	—	—	(139,380)	(105,126)	(1,137,213)

Balance as of September 30, 2012	$1,522,646	—	$1,230,018	—	$11,520	$2,764,184

Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at September 30, 2012(1)	$(35,852)	—	$143,322	—	$5,299	$112,769

The Portfolio's policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an

Notes to Schedule of Investments (unaudited) (continued)

uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Portfolio had no credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

(e) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Portfolio held written options, credit default swaps and forward foreign currency contracts with credit related contingent features which had a liability position of $733,059. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,302,805
Gross unrealized depreciation	(5,581,424)

Net unrealized appreciation	$4,721,381

During the period ended September 30, 2012, written option transactions for the Portfolio were as follows:

	Notional Amounts	Premiums
Written options, outstanding as December 31, 2011	—	—
Options written	87,955,800	$942,353
Options closed	(29,314,400)	(545,104)
Options exercised	—	—
Options expired	(43,078,600)	(325,622)

Written options, outstanding as of September 30, 2012	15,562,800	$71,627

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	375,000	$183,948	11/16/12	$(146)

Contracts to Sell:
British Pound	Citibank N.A.	324,135	523,349	11/16/12	(18,261)
British Pound	Credit Suisse First Boston Inc.	221,262	357,246	11/16/12	(12,634)
British Pound	UBS AG	1,746,488	2,819,848	11/16/12	(93,789)
Euro	Citibank N.A.	268,065	344,632	11/16/12	576
Euro	Citibank N.A.	1,266,005	1,627,614	11/16/12	(58,862)
Euro	JPMorgan Chase & Co.	313,405	402,923	11/16/12	(15,291)
Euro	UBS AG	7,278,445	9,357,382	11/16/12	(311,950)

					(510,211)

Net unrealized loss on open forward foreign currency contracts					$(510,357)

At September 30, 2012, the Portfolio had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE [3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$912,000	12/20/16	5.000% quarterly	$(16,171)	$22,828	$(38,999)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	576,000	12/20/16	5.000% quarterly	(10,213)	15,044	(25,257)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	2,722,500	6/20/17	5.000% quarterly	(17,020)	116,341	(133,361)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	3,168,000	6/20/17	5.000% quarterly	(19,804)	41,018	(60,822)
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	1,152,000	12/20/16	5.000% quarterly	(20,427)	31,342	(51,769)

Total	$8,530,500			$(83,635)	$226,573	$(310,208)

1	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$576	$(510,933)	—	$(510,357)

Credit Risk	$12,379	$(138,491)	—	—	$(83,635)	(209,747)

Total	$12,379	$(138,491)	$576	$(510,933)	$(83,635)	$(720,104)

During the period ended September 30, 2012, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options	$196,791
Written options	171,961
Forward foreign currency contracts (to buy)	1,233,967
Forward foreign currency contracts (to sell)	16,233,877

Average notional balance
Credit default swap contracts (to buy protection)	$4,788,300
Credit default swap contracts (to sell protection)†	495,000

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012